UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2006

MFA MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 207-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 14, 2006, the Board of Directors (the “Board”) of MFA Mortgage Investments, Inc. (“MFA”) approved the recommendation of its Compensation Committee to amend, effective January 1, 2007, the annual compensation package paid to its non-employee directors. The Board adjusted the compensation paid to non-employee directors as follows: (i) the annual retainer for all non-employee directors was increased from $40,000 per year to $60,000 per year; (ii) the annual chair fee paid to the Chairman of the Audit Committee was increased from $10,000 per year to $12,500 per year; and (iii) the annual chair fee paid to the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee was increased from $5,000 per year to $7,500 per year. In addition, the Board approved, pursuant to MFA’s 2004 Equity Compensation Plan, an annual grant of equity compensation to the non-employee directors of 2,500 shares of restricted stock. The Board also approved the elimination of the payment of any meeting fees to the non-employee directors.

ITEM 7.01. REGULATION FD DISCLOSURE.

MFA issued a press release, dated December 15, 2006, announcing common stock dividend information for the fourth quarter of 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement, report or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the press release may contain forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in MFA’s other documents filed with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release, dated December 15, 2006, announcing common stock dividend information for the fourth quarter of 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA MORTGAGE INVESTMENTS, INC.

By:	/s/Timothy W. Korth

Timothy W. Korth
General Counsel and Senior Vice President – Business Development

Date: December 15, 2006